Rule 497(e)

File Nos. 333-145333 and 811-22105

Individual Retirement Bonus VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated June 18, 2013

To the Prospectus dated May 1, 2013

Effective on or about July 12, 2013 (the “Effective Date”), QS Investors, LLC will no longer serve as subadvisor to the DWS Core Equity VIP fund (the “Fund”). Accordingly, as of the Effective Date, all references to QS Investors, LLC in the description of the Fund in the Prospectus are hereby deleted.

This Supplement must be accompanied by or read in conjunction with the current

Prospectus, dated May 1, 2013. Please keep this supplement for future reference.